CONFIRMATION FOR MONTHLY BASIS SWAP - MEDALLION TRUST SERIES 2006-1G

Date: March 9, 2006

TO: Perpetual Trustee Company Limited         Securitisation Advisory Services Pty. Limited
    ABN 42 000 001 007                        ABN 88 064 133 946
    as trustee of the Series Trust            Level 7
    Level 12                                  48 Martin Place
    123 Pitt Street                           SYDNEY  NSW  2000
    SYDNEY   NSW   2000
                                              Attention:  Manager, Securitisation

    Attention:  Manager, Securitisation

SWAP CONFIRMATION - MONTHLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 3 March 2006, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                    73850

TRADE DATE:                       March 9, 2006

EFFECTIVE DATE:                   March 14, 2006

TERMINATION DATE:                 Means the earlier of:

                                  (a)   the Step-Up Date but only if :

                                        (i)  the Issue Margins (as defined in
                                             the Offered Note Conditions in
                                             respect of the Offered Notes) in
                                             respect of the Offered Notes and
                                             Class A-2 Notes increase as and
                                             from the Step-Up Date; and

                                        (ii) the weighted average Mortgage Rate
                                             applicable to the Mortgage Loans
                                             forming part of the Assets of the
                                             Series Trust which are charged
                                             interest at a variable rate is
                                             equal to or greater than the then
                                             Threshold Rate.

                                  (b)   the date that all the Securities have
                                        been redeemed in full; and

                                  (c)   the Termination Date for the Series
                                        Trust,

                                        subject to the Following Business Day
                                        Convention

NOTIONAL AMOUNT:                        With respect to each monthly Calculation
                                        Period means the Monthly Basis Swap
                                        Amount for that monthly Calculation
                                        Period

FLOATING ADMINISTERED RATE
AMOUNTS:

     Floating Administered Rate         Party B
     Payer:

     Floating Administered Rate Payer   Each Monthly Distribution Date
     Payment Dates:

     Floating Rate Option:              Monthly Basis Swap Administered Rate in
                                        relation to the relevant Monthly
                                        Distribution Date

     Floating Rate Day Count            Actual/365 (Fixed)
     Fraction:

FLOATING BBSW WEIGHTED RATE AMOUNTS:

     Floating BBSW Rate Payer:          Party A

     Floating BBSW Rate Payer           Each Monthly Distribution Date
     Payment Dates:

     Floating Rate Option:              Bank Bill Rate for the Accrual Period
                                        corresponding to the monthly Calculation
                                        Period

     Spread:                            Monthly Weighted Margin in respect of
                                        the relevant Monthly Distribution Date
                                        plus 0.70% per annum

     Floating Rate Day Count            Actual/365 (Fixed)
     Fraction:

BUSINESS DAY:                           Sydney

BUSINESS DAY CONVENTION:                Following

CALCULATION AGENT:                      The Manager

OTHER PROVISIONS:                       For the purposes of the Agreement, the
                                        Transaction to which this Confirmation
                                        relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL                  SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000                    COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Medallion Trust Series      ABN 48 123 123 124
2006-1G

By:         _______________________________            By:         _______________________________
            (Authorised Officer)                                   (Authorised Officer)

Name:       _______________________________            Name:       _______________________________

Title:      _______________________________            Title:      _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________

CONFIRMATION FOR QUARTERLY BASIS SWAP - MEDALLION TRUST SERIES 2006-1G

Date: March 9, 2006

TO:      Perpetual Trustee Company Limited               Securitisation Advisory Services Pty. Limited
         ABN 42 000 001 007                              ABN 88 064 133 946
         as trustee of the Series Trust                  Level 7
         Level 12                                        48 Martin Place
         123 Pitt Street                                 SYDNEY  NSW  2000
         SYDNEY   NSW   2000
                                                         Attention:  Manager, Securitisation
         Attention:  Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 3 March 2006, as amended, novated or supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of Australia, ABN
48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as trustee of the
Series Trust ("PARTY B") and Securitisation Advisory Services Pty. Limited (the
"MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                    73822
TRADE DATE:                       March 9, 2006
EFFECTIVE DATE:                   March 14, 2006
TERMINATION DATE:                 Means the earlier of:

                                  (a)   the Step-Up Date but only if :

                                        (i)  the Issue Margins (as defined in
                                             the Offered Note Conditions in
                                             respect of the Offered Notes) in
                                             respect of the Offered Notes and
                                             Class A-2 Notes increase as and
                                             from the Step-Up Date; and

                                        (ii) the weighted average Mortgage Rate
                                             applicable to the Mortgage Loans
                                             forming part of the Assets of the
                                             Series Trust which are charged
                                             interest at a variable rate is
                                             equal to or greater than the then
                                             Threshold Rate.

                                  (b)   the date that all the Securities have
                                        been redeemed in full; and

                                  (c)   the Termination Date for the Series
                                        Trust,

                                        subject to the Following Business Day
                                        Convention

NOTIONAL AMOUNT:                        With respect to each quarterly
                                        Calculation Period means the Quarterly
                                        Basis Swap Amount for that quarterly
                                        Calculation Period

FLOATING ADMINISTERED RATE
AMOUNTS:

     Floating Administered Rate Payer:  Party B

     Floating Administered Rate Payer   Each Quarterly Distribution Date
     Payment Dates:

     Floating Rate Option:              Quarterly Basis Swap Administered Rate
                                        in relation to the relevant Quarterly
                                        Distribution Date

     Floating Rate Day Count            Actual/365 (Fixed)
     Fraction:

FLOATING BBSW WEIGHTED RATE AMOUNTS:

     Floating BBSW Rate Payer:          Party A
     Floating BBSW Rate Payer           Each Quarterly Distribution Date
     Payment Dates:

     Floating Rate Option:              Bank Bill Rate for the Accrual Period
                                        corresponding to the quarterly
                                        Calculation Period

     Spread:                            Quarterly Weighted Margin in respect of
                                        the relevant Quarterly Distribution Date
                                        plus 0.70% per annum

     Floating Rate Day Count            Actual/365 (Fixed)
     Fraction:

BUSINESS DAY:                           Sydney

BUSINESS DAY CONVENTION:                Following

CALCULATION AGENT:                      The Manager

OTHER PROVISIONS:                       For the purposes of the Agreement, the
                                        Transaction to which this Confirmation
                                        relates is a Basis Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL                  SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000                    COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Medallion Trust Series      ABN 48 123 123 124
2006-1G

By:         _______________________________            By:         _______________________________
            (Authorised Officer)                                   (Authorised Officer)

Name:       _______________________________            Name:       _______________________________

Title:      _______________________________            Title:      _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________

CONFIRMATION FOR MONTHLY FIXED RATE SWAP - MEDALLION TRUST SERIES 2006-1G

Date: March 9, 2006

TO:      Perpetual Trustee Company Limited               Securitisation Advisory Services Pty. Limited
         ABN 42 000 001 007                              ABN 88 064 133 946
         as trustee of the Series Trust                  Level 7
         Level 12                                        48 Martin Place
         123 Pitt Street                                 SYDNEY  NSW  2000
         SYDNEY   NSW   2000
                                                         Attention:  Manager, Securitisation

         Attention:  Manager, Securitisation

SWAP CONFIRMATION - MONTHLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 3 March 2006, as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of
Australia, ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as
trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services
Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                    73857
TRADE DATE:                       March 9, 2006
EFFECTIVE DATE:                   March 14, 2006
TERMINATION DATE:                 Means the earlier of:

                                  (a)   the date that all the Securities have
                                        been redeemed in full; and

                                  (b)   the Termination Date for the Series
                                        Trust,

                                  subject to the Following Business Day
                                  Convention

NOTIONAL AMOUNT:                  With respect to each monthly Calculation
                                  Period means the Monthly Fixed Rate Swap
                                  Amount for that monthly Calculation Period

FIXED AMOUNTS:

     Fixed Rate Payer:            Party B

     Fixed Rate Payer Payment     Each Monthly Distribution Date
     Dates:

     Fixed Rate                   The Monthly Fixed Swap Administered Rate in
                                  relation to the relevant Monthly Distribution
                                  Date

     Fixed Rate Day Count         Actual/365 (Fixed)
     Fraction:

FLOATING AMOUNTS:

     Floating Rate Payer:         Party A

     Floating Rate Payer          Each Monthly Distribution Date
     Payment Dates:

     Floating Rate Option:        Bank Bill Rate for the Accrual Period
                                  corresponding to the monthly Calculation
                                  Period

     Spread:                      Monthly Weighted Margin in respect of the
                                  relevant Monthly Distribution Date plus 0.70%
                                  per annum

     Floating Rate Day Count      Actual/365 (Fixed)
     Fraction:

BUSINESS DAY:                     Sydney

BUSINESS DAY CONVENTION:          Following

CALCULATION AGENT:                The Manager

OTHER PROVISIONS:                 For the purposes of the Agreement, the
                                  Transaction to which this Confirmation relates
                                  is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL                  SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000                    COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Medallion Trust Series      ABN 48 123 123 124
2006-1G

By:         _______________________________            By:         _______________________________
            (Authorised Officer)                                   (Authorised Officer)

Name:       _______________________________            Name:       _______________________________

Title:      _______________________________            Title:      _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________

CONFIRMATION FOR QUARTERLY FIXED RATE SWAP - MEDALLION TRUST SERIES 2006-1G

Date: March 9, 2006

TO:      Perpetual Trustee Company Limited               Securitisation Advisory Services Pty. Limited
         ABN 42 000 001 007                              ABN 88 064 133 946
         as trustee of the Series Trust                  Level 7
         Level 12                                        48 Martin Place
         123 Pitt Street                                 SYDNEY  NSW  2000
         SYDNEY   NSW   2000
                                                         Attention:  Manager, Securitisation

         Attention:  Manager, Securitisation

SWAP CONFIRMATION - QUARTERLY FIXED RATE SWAP

The purpose of this letter is to confirm the terms and conditions of the
Transaction entered into between us on the Trade Date specified below (the
"TRANSACTION"). This letter constitutes a "CONFIRMATION" as referred to in the
Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 3 March 2006, as amended, novated or and supplemented from time to time (the "AGREEMENT"), between Commonwealth Bank of
Australia, ABN 48 123 123 124 ("PARTY A"), Perpetual Trustee Company Limited as
trustee of the Series Trust ("PARTY B") and Securitisation Advisory Services
Pty. Limited (the "MANAGER"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

OUR REFERENCE:                    73854
TRADE DATE:                       March 9, 2006
EFFECTIVE DATE:                   March 14, 2006
TERMINATION DATE:                 Means the earlier of:

                                  (a)   the date that all the Securities have
                                        been redeemed in full; and

                                  (b)   the Termination Date for the Series
                                        Trust,

                                  subject to the Following Business Day
                                  Convention

NOTIONAL AMOUNT:                  With respect to each quarterly Calculation
                                  Period means the Quarterly Fixed Rate Swap
                                  Amount for that quarterly Calculation Period

FIXED AMOUNTS:

     Fixed Rate Payer:            Party B

     Fixed Rate Payer Payment     Each Quarterly Distribution Date
     Dates:

     Fixed Rate:                  The Quarterly Fixed Swap Administered Rate in
                                  relation to the relevant Quarterly
                                  Distribution Date

     Fixed Rate Day Count         Actual/365 (Fixed)
     Fraction:

FLOATING AMOUNTS:

     Floating Rate Payer:         Party A

     Floating Rate Payer Payment  Each Quarterly Distribution Date
     Dates:

     Floating Rate Option:        Bank Bill Rate for the Accrual Period
                                  corresponding to the quarterly Calculation
                                  Period

     Spread:                      Quarterly Weighted Margin in respect of the
                                  relevant Quarterly Distribution Date plus
                                  0.70% per annum

     Floating Rate Day Count      Actual/365 (Fixed)
     Fraction:

BUSINESS DAY:                     Sydney

BUSINESS DAY CONVENTION:          Following

CALCULATION AGENT:                The Manager

OTHER PROVISIONS:                 For the purposes of the Agreement, the
                                  Transaction to which this Confirmation relates
                                  is a Fixed Rate Swap

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of PERPETUAL                  SIGNED for and on behalf of
TRUSTEE COMPANY LIMITED, ABN 42 000                    COMMONWEALTH BANK OF AUSTRALIA,
001 007, as trustee of the Medallion Trust Series      ABN 48 123 123 124
2006-1G

By:         _______________________________            By:         _______________________________
            (Authorised Officer)                                   (Authorised Officer)

Name:       _______________________________            Name:       _______________________________

Title:      _______________________________            Title:      _______________________________

SIGNED for and on behalf of
SECURITISATION ADVISORY SERVICES
PTY. LIMITED, ABN 88 064 133 946

By:         _______________________________
            (Authorised Officer)

Name:       _______________________________

Title:      _______________________________